EXHIBIT 10.24

FOIA Confidential Treatment Requested

AMENDMENT NO. 4

TO THE

OEM DISTRIBUTION AND LICENSE AGREEMENT

AMONG

ADOBE SYSTEMS INCORPORATED

AND

ADOBE SYSTEMS SOFTWARE IRELAND LIMITED

AND

ELECTRONICS FOR IMAGING, INC.

EFFECTIVE AS OF January 1, 2006 (“Effective Date”)

This Amendment No. 4 (“Amendment No. 4”) to the OEM Distribution and License Agreement, dated September 19, 2005 (“Agreement”), is made by and among Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110-2704 (“Adobe Systems”), Adobe Systems Software Ireland Limited, a company incorporated in Ireland and having a place of business at Unit 3100, Lake Drive, Citywest Business Campus, Saggart D24, Dublin, Ireland (“Adobe Ireland”), (both individually in their countries and collectively referred to as “Adobe”), and Electronics for Imaging, Inc., a company incorporated in Delaware and having a place of business at 303 Velocity Way, Foster City, CA 94404 (“Licensee”).

NOW THEREFORE in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

1.	Section 8.2 of the Agreement shall be deleted and replaced in its entirety with the following:

*

2.	All other terms and conditions of the Agreement will remain in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

FOIA Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 as of the Effective Date.

ADOBE SYSTEMS: ADOBE SYSTEMS INCORPORATED	ADOBE IRELAND: ADOBE SYSTEMS SOFTWARE IRELAND LIMITED	LICENSEE: ELECTRONICS FOR IMAGING, INC.

/s/ Michael L. Fancher Authorized Signature	/s/ David Liddy Authorized Signature	/s/ John Ritchie Authorized Signature

Michael L. Fancher Printed Name	David Liddy Printed Name	John Ritchie Printed Name

Director Revenue Assurance Title	Authorised Signatory Title	CFO Title

05/31/2006 Date	06/02/2006 Date	05/31/06 Date